                                                                   EXHIBIT 10.30


                                 ENDORSEMENT NUMBER 1

             Attaching to and forming part of Contract Number 8DDD999-A122
                              (hereinafter "Agreement")

                                        between

                           ZENITH NATIONAL INSURANCE GROUP,
                              CALFARM INSURANCE COMPANY,
                              ZNAT INSURANCE COMPANY AND
                             ZENITH STAR INSURANCE COMPANY

                                          and

                          INTER-OCEAN REINSURANCE COMPANY LTD.
                         --------------------------------------

It is hereby noted and agreed that effective December 31, 1999, any Letter of Credit required under the Agreement shall be issued in a form acceptable to the insurance regulatory authorities in the State of California, in the United States of America and shall be governed by California law.

All other terms, clauses and conditions of the Agreement remain unchanged.

For and on behalf of
INTER-OCEAN REINSURANCE COMPANY LTD.

/s/ Desmond Nash
-----------------------------------
Dated this 22nd day of December, 1999

Signed for and on behalf of
ZENITH INSURANCE COMPANY,
CALFARM INSURANCE COMPANY,
ZNAT INSURANCE COMPANY AND
ZENITH STAR INSURANCE COMPANY


/s/ Jack D. Miller
-----------------------------------
SIGNATURE

Executive Vice President, Chief
Operating Officer                                   December 22, 1999
-----------------------------------        -----------------------------------
TITLE                                 DATE